BION ENVIRONMENTAL TECHNOLOGIES, INC.
                         18 East 50th Street, 10th Floor
                           New York, New York  10022
                                (212) 758-6622


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 4, 2002

TO THE SHAREHOLDERS OF BION ENVIRONMENTAL TECHNOLOGIES, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Bion Environmental Technologies, Inc., a Colorado corporation (the "Company"), will be held at the Company's headquarters at 18 East 50th Street, 10th Floor, New York, New York, on Thursday, April 4, 2002, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.


     1. The election of five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors;

     3.   The approval of the Company's 2002 Incentive Plan;


     4. The approval of a proposed 1 for 3.5 reverse split of the outstanding shares of the Company's common stock; and


     5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on February 25, 2002, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              DAVID J. MITCHELL, PRESIDENT


New York, New York
March 5, 2002

                       BION ENVIRONMENTAL TECHNOLOGIES, INC.
                         18 East 50th Street, 10th Floor
                           New York, New York  10022
                                (212) 758-6622

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 4, 2002

                              GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Bion Environmental Technologies, Inc., a Colorado corporation (the "Company," "we," "us" or "our"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's headquarters at 18 East 50th Street, 10th Floor, New York, New York, on Thursday, April 4, 2002, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about March 8, 2002.


     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on February 25, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On February 25, 2002, the Company had 52,671,128 shares of its no par value common stock outstanding. Centerpoint Corporation, a majority-owned subsidiary, holds 19,000,000 of the shares outstanding. Under Section 7-107-202(2) of the Colorado Business Corporation Act these shares are not entitled to vote at the Meeting. As a result, 33,671,128 shares of common stock are entitled to vote at the Meeting, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.


     A majority of the Company's common stock entitled to vote at the Meeting represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of February 25, 2002, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, Nominee for Director, and Executive Officer and by all Directors, Nominees for Director and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                                        Percent of Class
                                                     ----------------------
Name and Address of          Amount and Nature of                  Entitled
Beneficial Owner             Beneficial Ownership    Outstanding   to Vote
-------------------          --------------------    -----------   --------

David J. Mitchell                18,706,663(1)          29.7%       41.4%
18 E. 50th Street
10th Floor
New York, NY  10022

Centerpoint Corporation          19,000,000(2)          36.1%        --
18 E. 60th Street
10th Floor
New York, NY  10022

Mark A. Smith                     7,186,075(3)          13.6%       21.3%
409 Spruce Street
Boulder, CO  80302

Jere Northrop                     1,639,792(4)           3.1%        4.9%
1961 Tonawanda Creek Rd.
Amherst, NY  14228

Atlantic Partners LLC            10,373,427(5)          16.5%       23.6%
18 E. 50th Street
10th Floor
New York, NY  10022

LoTayLingKyur Foundation          2,716,186              5.2%        8.1%
409 Spruce Street
Boulder, CO  80302

Dublin Holding, Ltd.              2,805,653              5.3%        8.3%
C/O Amerilawyer, Ltd.
Attn: Lloyd Rodney, Esq.
Harbor House
P.O. Box 120, Grand Turk
Turks & Caicos Isl., B.W.I.

Salvatore J. Zizza                  438,003(6)           0.8%        1.3%
810 Seventh Ave., 27th Floor
New York, NY  10019

Andrew G. Gould                      88,497(7)           0.2%        0.3%
c/o Bion Environmental
  Technologies
18 E. 50th Street, 10th Floor
New York, NY  10022

Howard E. Chase                         -0-               --          --
44 Holland Brook Road
Whitehouse Station, NJ  08889

David Fuller                         19,167(8)             *           *
18 E. 50th Street, 10th Floor
New York, NY  10022

All Directors, Nominees          23,608,308(9)          37.3%       53.2%
for Director and Executive
Officers as a Group (6
persons)
__________________

* Less than 0.1%

(1) Includes 557,326 shares held by D2 Co., LLC, which is wholly owned by David Mitchell; 594,835 shares held by a trust for the benefit of D2 Co., LLC; warrants owned by Atlantic Partners LLC, which is wholly owned by David Mitchell, to purchase 10,373,427 shares of Common stock exercisable until February 16, 2006; and 30,000 shares underlying bridge warrants held by D2 Co., LLC. Also includes 20,000 shares held by a minor child of David Mitchell. Also includes 7,161,075 shares over which David Mitchell (through D2 Co., LLC) holds voting control through a voting agreement involving shares beneficially owned by Mark A. Smith including LoTayLingKyur, Inc. (owned by Mr. Smith and his wife), the LoTayLingKyur Foundation (operated by Mr. Smith) and Dublin Holding, Ltd. (voted by Mr. Smith).

(2) Centerpoint Corporation is currently majority-owned by the Company. Under Colorado law, the shares held by Centerpoint Corporation are not entitled to vote at the Meeting.

(3) Includes 476,226 shares held jointly by Mark Smith with his wife; 596,822 shares held by Mark A. Smith IRA Rollover; 509,036 shares held by Kelly Smith IRA Rollover; 2,716,186 shares held by LoTayLingKyur Foundation which is controlled by Mark Smith; 57,152 shares held by LoTayLingKyur, Inc. which is owned by Mark A. Smith and his wife;
     and 2,805,653 shares held by Dublin Holding, Ltd. ("DHL"). Also includes 25,000 shares underlying currently exercisable options held by Mark A. Smith. Mr. Smith disclaims beneficial ownership of the shares held by DHL. The DHL shares are currently subject to a voting agreement with D2 Co., LLC, which is owned by David Mitchell. Mr. Smith acts as agent of DHL for various purposes, including voting the shares on limited matters not covered by the voting agreement.

(4) Includes 1,053,952 shares held directly by Jere Northrop; 359,010 shares held by his wife; and 201,830 shares held by a family trust; and options to purchase 25,000 shares held by Mr. Northrop. Does not include shares owned by an adult child of Jere Northrop, 15,080 shares owned by the Jere and Lynn Northrop Family Foundation, and 79,052 shares owned by the Jere Northrop Family trust, for each of which Mr. Northrop disclaims beneficial ownership.
                                     3

(5) Atlantic Partners LLC, which is wholly owned by David Mitchell, owns warrants to purchase 10,373,427 shares of Common stock at $.75 per share through February 16, 2006.

(6) Includes 218,453 shares held by Mr. Zizza; options held by Mr. Zizza to purchase 175,000 shares of Common stock at $1.10 per share until December 31, 2003; shares underlying J1 bridge warrants to purchase 15,000 shares of Common stock at $.60 per share until December 31, 2004; and shares underlying an underlying J1B bridge warrant to purchase 29,550 shares of Common stock at $.75 per share until December 31, 2004.

(7) Includes 11,134 shares held by Mr. Gould; options held by Mr. Gould to purchase 75,000 shares of Common stock at $.75 per share until December 31, 2003; and 2,363 shares underlying warrants.

(8) Includes 5,000 shares held by Mr. Fuller and options to purchase 14,167 shares of Common stock at $1.10 per share until December 31, 2003.

(9) Includes 10,725,340 shares underlying options and warrants exercisable within sixty days.

                            ELECTION OF DIRECTORS

     The Company's Bylaws have been amended to provide that effective at the Annual Meeting of Shareholders that the Board of Directors will consist of eight members. The Board of Directors recommends the election as Directors of the five (5) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the five current members of the present Board of Directors has been nominated for re-election. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                                          Period of Service
Name                  Age    Position(s)                  as a Director
----                  ---    -----------                  -----------------

David J. Mitchell     40     Chairman, Chief Executive    December 23, 1999
                             Officer, President and       to Present
                             Director

Jere Northrop         59     Director                     April 9, 1992 to
                                                          Present

Salvatore J. Zizza    55     Director and Secretary       December 23, 1999
                                                          to Present

Andrew G. Gould       47     Director                     August 10, 2000
                                                          to Present

Howard E. Chase       65     Director                     January 21, 2002
                                                          to Present


     There is currently no family relationship between any Director or Executive Officer of the Company.

     The Company has no Nominating Committee, but does have a Compensation Committee, an Audit Committee and a Executive Committee.

     The Compensation Committee presently consists of Salvatore J. Zizza. The Compensation Committee reviews the compensation arrangements for each of the Company's Executive Officers and makes recommendations to the Board of Directors. During the fiscal year ended June 30, 2001, this committee held one (1) meeting.


     The Audit Committee presently consists solely of Salvatore J. Zizza. Ronald G. Cullis was a member but resigned in September 2001. It is anticipated that a new member will be appointed. The Audit Committee reviews audit plans, reports on material changes in accounting principles and audit reports. During the fiscal year ended June 30, 2001, the Audit Committee did not have any formal meetings, but the Chair of the Audit Committee had four
(4) telephone meetings with the Company's Principal Accounting Officer and independent auditors.


     The Executive Committee currently consists solely of David J. Mitchell. Mark Smith was a member but recently resigned. It is anticipated that a new member will be appointed. The Executive Committee acts on behalf of the Board of Directors on specific items as designated by the Board. During the fiscal year ended June 30, 2001, the Executive Committee held eight (8) meetings.

     Set forth below are the names of all directors, nominees for director and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     David J. Mitchell has been our Chairman since September 6, 2001, our Chief Executive Officer and a Director since December 23, 1999 and our President since August 10, 2000. Since January 1991, Mr. Mitchell has been the President of Mitchell & Co., Ltd., a merchant banking company he founded. Mr. Mitchell is the immediate past president of AmeriCash, a national network of ATM machines. Over the last 10 years Mr. Mitchell has held various executive positions primarily in investment banking and brokerage firms. He currently serves as a director of Kellstrom Industries, Inc., a publicly-held company in the business of selling jet engine parts. Mr. Mitchell is also a director of Centerpoint Corporation. Mr. Mitchell also serves as a director of several private companies and not-for-profit universities and foundations.

     Jere Northrop has been a Director since April 9, 1992, and served as our Chief Technology Officer from May 1999 to January 2002. Dr. Northrop is a founder of Bion Technologies, Inc. and was its President from October 1989 to July 23, 1999. Prior to founding Bion he had ten years experience in the management of operations and process control at a large municipal advanced wastewater treatment plant in Amherst, New York (1979-1989). He also has twenty-five years of experimental research on both individual and complex systems of microorganisms. Dr. Northrop has a bachelor's degree in biology from Amherst College, Amherst, Massachusetts (1964), a doctorate degree in biophysics from Syracuse University, Syracuse, New York, (1969), and has done post doctoral work at both the University of California at Davis, Davis, California and The Center for Theoretical Biology, State University of New York at Buffalo, Buffalo, New York.

                                     5
     Salvatore J. Zizza has been a Director of Bion since December 23, 1999. He has served as Chairman of the Board, President, Treasurer and a Director of Hollis Eden Pharmaceuticals (f/k/a IAC), a NASDAQ listed company, since its inception in November 1992. Mr. Zizza was also Chairman of the Board of Directors of The Lehigh Group, Inc. (f/k/a The LVI Group Inc.) beginning in 1991, and was President and Chief Financial Officer of The Lehigh Group, Inc. from 1985 to 1991. The Lehigh Group, Inc., a New York Stock Exchange listed company, was engaged, through its subsidiary, in the distribution of electrical products, and from 1985 until 1991 was one of the largest interior construction and asbestos abatement firms in the United States. Mr. Zizza was Chief Operating and Chief Financial Officer of NICO, Inc. from 1978 until its acquisition in 1985 by Lehigh Valley Industries, Inc. (currently The Lehigh Group, Inc.) NICO, Inc. was an interior construction firm. Mr. Zizza is a director of The Gabelli Equity Trust, The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Utility Fund and The Gabelli Convertible Securities Fund.

     Andrew G. Gould has been a Director of Bion since August 10, 2000. From May 1998 to June 2000 Mr. Gould was Special Principal and New Business Development Manager of DZ Israel Associates, Tel Aviv, Israel, a venture banking and investment company. Since 1981, Mr. Gould has been a Managing Director of Arthur P. Gould & Co., a merchant bank. Mr. Gould has a bachelor's degree in philosophy from Yale University (1976), and an MBA in finance and economics from New York University (1983). Mr. Gould is a director of Storlogic Ltd., a privately-held Israeli/U.S. developer and manufacturer of network-attached storage and other server hardware and software, and Regency Stocks & Commodities Fund LP, a privately-held investment partnership trading financial futures and equities using proprietary, systems-based trading methods.

     Howard E. Chase has served as a Director since January 21, 2002. Mr. Chase was President and CEO of Carret Holdings, Inc. (formerly Matrix Global Investments, Inc.) from June 1999 to December, 2001. Mr. Chase served as President and CEO of Trident Rowan Group, Inc. ("TRGI") from September 1995 to March 1998, and Chairman of the Board of TRGI from March 1998 to December 1999. From 1984 to August 1995, Mr. Chase was a partner in the law firm of Morrison Cohen Singer & Weinstein, LLP in New York City. Mr. Chase also serves as a member of the boards of directors of Trident Rowan Group, Inc. and Thoratec Corporation, which are publicly-held companies.


    David Fuller (age 45) has served as our Principal Accounting Officer since April 2001. From January 2001 to April 2001, Mr. Fuller was a consultant to several companies, including Bion. From March 1994 to December 2000, he was the Chief Financial Officer of Hyman Beck & Company, Inc., an international money management firm. From July 1991 to February 1994, Mr. Fuller was Senior Financial Officer of Link Strategic Investors Inc. (and Bearbull Investment Products (USA), its predecessor company), an international investment management firm. From January 1989 to July 1991, he was Controller of Rayner & Stonington, L.P., a commodity trading company and a registered commodity trading advisor. From October 1984 to December 1988, Mr. Fuller was Controller and Assistant Treasurer of Gill & Duffus Inc., members of the Coffee, Sugar & Cocoa Exchange, Inc. Mr. Fuller began his career in 1978 in public accounting and is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants. Mr. Fuller graduated from Lehigh University in May 1978 with a B.S. degree in Accounting.

     The Company's Board of Directors held seven (7) meetings and acted by consent on four (4) additional occasions during the fiscal year ended June 30, 2001. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board.

     The Company's Executive Officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for March 28, 2002. There are no known arrangements or understandings between any Director or Executive Officer and any other person pursuant to which any of the above-named Executive Officers or Directors was selected as an officer or director of the Company.

     No event occurred during the past five years which is material to an evaluation of the ability or integrity of any Director or person nominated to be Director or Executive Officer of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain representations, no persons who were either a director, officer, or beneficial owner of more than 10% of the Company's common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except David Fuller, an Officer, filed a Form 3 and a Form 4 late; Andrew G. Gould, a Director, filed a Form 4 late; and Salvatore J. Zizza, a Director, filed a Form 4 late.

                                 COMPENSATION

     The following table shows the aggregate direct remuneration for the fiscal years ended June 30, 2001, 2000, and 1999 to each Executive Officer and two additional individuals:

                                              Summary Compensation Table
                                              --------------------------
                                                                            Long Term Compensation
                                                                  ----------------------------------------
                             Annual Compensation                       Awards(12)             Payouts
                      ----------------------------------          ----------------------  ----------------
                                                                            Securities             All
                                                   Other                     Underlying            Other
                                                   Annual         Restricted  Options/     LTIP   Compen-
Name and Principal           Salary(1)             Compen-         Stock       SARs      Payouts  sation
    Position          Year     ($)      Bonus($)   sation($)      Award(s)      (#)        ($)      ($)
------------------    ----   ---------  --------   ------------   ---------  ----------  -------  -------

David J. Mitchell(A)  2001   370,000(2)        0   2,230,000(4)           0           0        0        0
 Chief Executive      2000   120,000(3)        0   3,811,057(5)           0           0        0        0
 Officer and
 President

Mark A. Smith(A)      2001         0           0           0              0           0        0        0
 Chairman             2000   600,000(6)        0           0              0           0        0        0
 Director             1999    26,667(7)        0           0              0     626,667        0        0

Jon Northrop(B)       2001   150,000           0           0              0           0        0        0
 Executive V.P.       2000   150,000           0           0              0           0        0        0
 Asst. Secretary      1999   150,000(8)        0           0              0           0        0        0
 Director

Jere Northrop         2001   150,000           0           0              0           0        0        0
 Chief Technology     2000   150,000           0           0              0           0        0        0
 Officer              1999   150,000(8)        0           0              0           0        0        0

Craig Scott           2001    33,500(9)        0           0              0           0        0        0
                      2000   132,000           0           0        150,000           0        0        0
                      1999   132,000           0           0         10,000           0        0        0


                                                 7

M. Duane Stutzman     2001   120,000(10)       0           0              0           0        0        0
                      2000   120,000           0           0         75,000           0        0        0
                      1999   120,000(11)       0           0        227,452           0        0        0
------------------

 (A) David Mitchell replaced Mark A. Smith as Chairman of the Company on September 6, 2001.

 (B)  Jon Northrop resigned from the Company on August 31,2001.

 (1) Includes compensation paid by Bion Technologies, Inc., our wholly owned subsidiary.

 (2) Includes compensation of $120,000 that has been added to the balance of the 2000 D2 Convertible Bridge Note; compensation of $125,000 has been added to the balance of the 2000 Convertible Bridge Note for the Trust Under Deferred Compensation Plan for D2CO, LLC; and compensation of $125,000 has been added to the balance of the 2001 Convertible Bridge Note for the Trust Under Deferred Compensation Plan for D2CO, LLC.

 (3) Compensation for the period January 1, 2000 (inception of agreement), through June 30, 2000, which has been added to the balance of the D2 2000 Convertible Bridge Note.

 (4) Represents the difference between the value of warrants to purchase 6,500,000 shares purchased by Southview, Inc., a company owned by David J. Mitchell, and the amount paid therefor.

 (5) Represents the difference between the value of warrants to purchase 5,000,000 shares purchased by D2 Co., LLC, a company owned by David J. Mitchell, and the amount paid therefor.

 (6) Consulting fees received according to the agreements between LoTayLingKyur,Inc., Mark A. Smith, and Bion as reported in our Forms 8-K dated December 11, 1999, (Item 10.4) and May 21, 1999, (Item 5.1).

 (7) Compensation for the period May 21, 1999 (inception of agreement), through June 30, 1999.

 (8) Management deferred and accrued $50,000 of fiscal year 1999 salary as a liability to conserve cash.

 (9)  The employment of Craig Scott was terminated on April 15, 2001.

(10) The employment of Duane Stutzman was terminated on December 31, 2000. The salary amount for 2001 includes $60,000 in severance pay through June 30, 2001.

(11) Management deferred and accrued $30,000 of fiscal year 1999 salary as a liability to conserve cash.

(12) Does not include any options or warrants received in financing transactions or otherwise purchased.

COMPENSATION OF DIRECTORS

     Effective September 1, 1993, until December 31, 1999, outside directors were compensated at a rate of $75 per month for their contributions. Members of the Board of Directors do not currently receive any cash compensation for their services as Directors, but are entitled to be reimbursed for their reasonable expenses in attending meetings of the Board.

     During the fiscal year ended June 30, 2001, we granted, pursuant to our 2000 Incentive Plan, the following options to our outside directors:

                            Number of     Exercise     Expiration
     Name of Director        Shares        Price          Date
     ----------------       ---------     --------     ----------

     Ronald G. Cullis*       10,000        $2.25        12/31/03
     Andrew Gould            75,000        $2.25        12/31/03
     Salvatore Zizza         75,000        $2.25        12/31/03
     Joseph Wright**         20,000        $1.50        12/31/05

------------------

 * Mr. Cullis resigned effective September 6, 2001.
** Mr. Wright resigned effective December 6, 2001.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN
CONTROL ARRANGEMENTS

     On December 1, 1997, we entered into separate employment agreements with Jon Northrop, Jere Northrop and M. Duane Stutzman pursuant to which Jon Northrop and Jere Northrop were each entitled to receive an annual salary of $150,000 and M. Duane Stutzman was entitled to receive an annual salary of $120,000. All of the employment agreements were for the period beginning on December 1, 1997, and ending on December 31, 2002. The employment agreement with Duane Stutzman was terminated December 31, 2000. The employment agreement with Jon Northrop was terminated August 31, 2001.

     The remaining employment agreement provides that Jere Northrop's compensation will be reviewed no less than once per year with a view to making such increases in his salary or declaring such bonuses or other benefits as may be merited and warranted in light of factors considered pertinent by our Board of Directors. Mr. Northrop is entitled to receive free of cost parking for his automobile, health, hospitalization and life insurance with coverage exceeding or equal to that which was then in force through us, as well as such other benefits as our Board may deem appropriate from time to time. The subject agreement provides that in the event Mr. Northrop is terminated by us for any reason other than "for cause," he will continue to be compensated by us for the duration of the term of the agreement. The agreement also provides that in the event that we have a change in control at any time during his term, as a result of which the Board of Directors appoints any person other than Mr. Northrop to serve in the capacity for which he is entitled to receive compensation under his agreement, Mr. Northrop will nevertheless be entitled to receive all of his compensation and benefits under his agreement regardless of whether he continues to perform any services for us. In addition, the agreement provides that in the event that Jere Northrop is terminated upon death or disability, terminated without cause, or terminated upon change in management, all warrants, options or shares issued but unvested at the date of termination will become fully vested as of the date of termination.

     On May 21, 1999, we also entered into a consulting agreement with Mark A. Smith and LTLK to perform consulting services for us during the period beginning on May 21, 1999, and ending on December 31, 2001. In accordance with the consulting agreement, LTLK received compensation in the form of a convertible promissory note in the amount of $626,667 and warrants to purchase 626,667 shares of our Common stock. The terms of the promissory note and warrants were later modified when the transaction with D2 was consummated (see "Certain Relationships and Related Transactions").

     On December 23, 1999, we entered into a three year management agreement with D2 pursuant to which D2 provides us with specific management and consulting services and David J. Mitchell has been appointed to serve as our Chief Executive Officer, Chairman of our Executive Committee and as one of our Directors. In accordance with this agreement, D2 received warrants to purchase 2,500,000 shares of our Common stock at an exercise price of $2.50 per share until December 31, 2004, and receives ongoing compensation of $240,000 per year payable in shares of our Common stock or cash. Also in accordance with this agreement, we added three members to our Board of Directors (David J. Mitchell and Salvatore J. Zizza added December 23, 1999, and Andrew G. Gould added August 10, 2000), and receive consulting services from Summerwind Restructuring, Inc., which provides the services of consultant Dominic Bassani, who is acting as Vice President of Operations of Bion Technologies, Inc. and BionSoil, Inc. at present. We amended this agreement on August 10, 2000, including (but not limited to) extending the term for one additional year, issuing additional warrants to D2, and amending certain provisions of the Shareholders Agreement.

    Effective December 1, 2000, the Company amended the D2 management and consulting agreement by extending the term of the agreement by 18 months, canceling all outstanding warrants owned by D2 by agreeing to repay to D2 $1,000,000 with $500,000 cash and cancellation of the existing
$500,000 non-recourse promissory note receivable and accrued interest and increasing the annual base consideration from $240,000 as follows: calendar year 2001 - $500,000; calendar year 2002 - $600,000; and calendar year 2003 -
$750,000.

     INCENTIVE COMPENSATION PLANS

     On July 9, 1993, the Board of Directors adopted the Fiscal Year 1994 Incentive Plan ("Plan"), which was ratified by our shareholders on August 30, 1993. The maximum number of shares of Common stock that may be issued under the Plan is the greater of 250,000 shares or 20% of our outstanding Common stock.

     On June 14, 1996, the Board of Directors adopted the 1996 Nonemployee Director Stock Plan ("Director Plan"). The maximum number of shares of Common stock that may be issued under the Director Plan is 100,000 shares.

     On May 16, 2000, the Board of Directors adopted the 2000 Incentive Plan ("2000 Plan"). The maximum number of shares of Common stock, that may be issued under the 2000 Plan is 1,000,000 shares.

     On June 5, 2001, the Board of Directors adopted the 2001 Incentive Plan ("2001 Plan"). The maximum number of shares of Common stock, that may be issued under the 2001 Plan is 1,500,000 shares.

     On January 21, 2002, the Board of Directors adopted the 2002 Incentive Plan which will be submitted for ratification by our shareholders at the Annual Meeting. The maximum number of shares of common stock that may be issued under the 2002 Plan is 3,000,000 shares.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS IN PRIOR TWO YEARS

     The following is a list of certain relationships and related party transactions in the previous two fiscal years:

     During the period beginning July 1, 1999, we entered into numerous transactions with Mark A. Smith (our Chairman) and/or entities controlled hy him: LoTayLingKyur, Inc. ("LTLK"), LTLK Defined Benefit Plan, LoTayLingKyur Foundation, and Dublin Holding Ltd. (collectively "First Parties"), including the following:

       i) From July 1, 1999, to December 21, 1999, we received advances from LTLK, aggregating $1,035,681, for which LTLK received convertible notes (plus one Class X Warrant for each $1.00 advanced).

      ii) Effective December 20, 1999, pursuant to an agreement between First Parties and us,

          (a) First Parties exchanged all the convertible promissory notes for new convertible promissory notes with aggregate principal of $3,075,797.85 (which amount equaled the principal plus accrued interest of the prior promissory notes) due at December 31, 2002;

          (b) we received the right to convert such new notes to Common stock under specific conditions;

          (c) First Parties' Class X Warrants were exchanged for 0.3 restricted shares of Common stock plus 0.7 Class Z Warrants for each Class X (in aggregate, 1,172,426 restricted shares of Common stock and 2,735,660 Class Z Warrants were issued and exchanged for 3,908,084 Class X Warrants); and

          (d) First Parties agreed to participate in and support a future registered warrant exchange on specified terms and conditions.

     iii) Commencing August 3, 2000, and at various other effective dates through the month of August 2000, the First Parties (and certain related holders of our Class X Warrants and Class Z Warrants) exchanged, in aggregate, 165,198 Class X Warrants and 5,425,440 Class Z Warrants for 863,399 restricted shares of our Common stock. This exchange occurred pursuant to an agreement we had with the warrant holders dated December 20, 1999. Mark A. Smith, Chairman, (and affiliates and extended family members of Mr. Smith) participated in this warrant exchange agreement.

     On December 23, 1999, we entered into the following transactions with D2 Co., LLC and Southview, Inc., which was formerly unaffiliated with us:

       i) We entered into a three year Management Agreement with D2 Co., LLC ("D2") of which David Mitchell, Chairman, CEO and President of the Company, is sole member, pursuant to which D2 agreed to provide us specific management and consulting services; compensation to D2 for such services consists of:
$240,000 per year payable in our Common stock or cash; and 2,500,000 warrants exercisable at $2.50 expiring on December 31, 2004.

      ii) We entered into a Warrant Purchase Agreement and other agreements with D2, pursuant to which D2 purchased 2,500,000 warrants, exercisable at $1.75 expiring on December 31, 2004, for $1,000,000 ($500,000 in cash and
%500,000 in a non-recourse promissory note to us that is secured by the subject warrants).

     iii) On December 23, 1999, D2, Mark A. Smith, Jere Northrop, Jon Northrop, LoTayLingKyur, Inc., and Dublin Holding, Ltd. entered into a Shareholders' Agreement which, among other things, provides that D2 will receive warrants to purchase additional shares of Common stock, allows D2 to receive additional shares of Common stock in lieu of cash payments for its fee, and grants D2 2,500,000 warrants to purchase additional shares of Common stock for an aggregate purchase price of $1,000,000. Effective August 31, 2001 this agreement was amended to remove Jon Northrop as a party.

      iv) On August 10, 2000, we amended the Management Agreement with D2 that we entered into on December 23, 1999, which amendment (1) extended the agreement for D2's services for an additional year; and (2) issued D2 1,500,000 additional warrants (1,000,000 exercisable at $3.50 per share and 500,000 exercisable at $6.00 per share, both exercisable from January 1, 2002, until August 10, 2005).

       v) On December 1, 2000, the Company made additional amendments to the D2 management and consulting agreement by extending the term of the agreement by 18 months, canceling all outstanding warrants owned by D2 by agreeing to repay to D2 $1,000,000 with $500,000 cash and cancellation of the existing $500,000 non-recourse promissory note receivable and accrued interest and increasing the annual base consideration from $240,000 as follows: calendar year 2001 - $500,000; calendar year 2002 - $600,000; and calendar year 2003 -
$750,000.

      vi) Effective January 1, 2001, the Company agreed to make the payments due under the consulting agreement under a deferred compensation plan to a "Rabbi Trust" (Trust Under Deferred Compensation Plan for D2CO, LLC) for the benefit of D2. The payments to the trust for the six months ended June 30, 2001 totaling $250,000 were made in the form of 2000 and 2001 Convertible Bridge Notes. Commencing July 1, 2001, payments are to be made by the issuance to the trust of shares of Common stock on a quarterly basis, based on the average closing price of the Common stock during the quarter.

     vii) Effective January 8, 2001, Southview, Inc. ("Southview"), a corporation wholly owned by David J. Mitchell, Chairman, CEO and President of the Company, agreed to purchase warrants to purchase 6,500,000 shares of the Company's common stock for the sum of $500,000 cash payable on or before February 16, 2001. On February 16, 2001, Southview completed the purchase. Warrants to purchase 3,250,000 shares of common stock are exercisable at $1.00 per share and warrants to purchase another 3,250,000 shares of common stock are exercisable at varying prices between $1.00 and $2.00 per share, depending on the market price of the Company's common stock. All warrants purchased are exercisable from February 16, 2001 to February 16, 2006.

     On May 21, 1999, we made agreements with five parties, including Jon Northrop, CEO, Jere Northrop, CTO, M. Duane Stutzman, CFO, the Family Trust U/A 3rd U/W Catherine Northrop and one other employee, whereby we issued long-term promissory notes to each party in exchange for payables aggregating $793,500 owed to such parties.

     Effective December 15, 1999, we entered into agreements with eight holders of outstanding promissory notes (Jon Northrop, Jere Northrop, Northrop Family Trust, M. Duane Stutzman, Harley Northrop, Edward Hennig, William Crossetta and Craig Scott), pursuant to which each note holder agreed to exercise either outstanding options or warrants owned by the note holder by cancellation of the promissory note owned by the holder under certain specified conditions. Additionally, each note holder agreed to participate in and support a future registered warrant exchange under specified terms and conditions.

     Effective August 29, 2001, we amended the above agreements with holders of the outstanding promissory notes, pursuant to which each note holder agreed extend the maturity date to April 30, 2002, cancel certain outstanding options owned by the note holder, and change the terms of the note so that outstanding principal and interest shall be completely converted to shares of the Company's Common stock upon the earlier of April 29, 2002 or the conversion of the Company's outstanding Convertible Bridge Notes which conversion shall take place at the lower of: i) $2.25 per share, or ii) the conversion price of the convertible bridge notes.

     Effective August 23, 2000, certain holders of our Class X Warrants and Class Z Warrants, including without limitation, Jon Northrop, who was then a Director and President, and Jere Northrop, Director and Chief Technology Officer (and their extended families), agreed to exchange, in aggregate, 471,545 Class X Warrants and 855,696 Class Z Warrants for 269,831 restricted shares of our Common stock. This exchange occurred pursuant to the terms of agreements dated December 20, 1999.

     Andrew G. Gould joined our Board of Directors on August 10, 2000. In addition to his duties as a director, Mr. Gould, through Arthur P. Gould & Co., Inc., a company that he owns, will provide us with an average of approximately ten (10) hours per month of technology consulting services through August 31, 2002, at no cost to us. We have granted Mr. Gould options to purchase 75,000 shares of our Common stock at a price of $2.25 per share, exercisable until December 31, 2003.

     Beginning August 10, 2000, Salvatore J. Zizza, one of our directors, has served as our governmental affairs liaison and provide additional consulting services through September 1, 2002 for which he receives no additional compensation. We granted Mr. Zizza options to purchase 75,000 shares of our Common stock at a price of $2.25 per share, exercisable until December 31, 2003, and issued him 100,000 Class J-2 warrants purchasing Common stock at a price of $2.375 per share. We will provide Mr. Zizza with office space in our New York City office.

     Effective June 6, 2001, Joseph R. Wright, Jr. was elected to our Board of Directors. Mr. Wright received options to purchase 20,000 shares of unrestricted common stock at $1.50 per share, with 10,000 shares vesting on June 6, 2002 and 10,000 shares vesting on June 6, 2003, and all shares are exercisable until December 31, 2005.

     On April 13, 2000, we completed a private placement offering of $4,156,425 consisting of $4,095,000 in long term convertible bridge debt and $61,425 for the purchase of 1,213,500 warrants exercisable at $2.375 per share until December 31, 2004. D2 and Salvatore Zizza participated in this offering on the same terms as unaffiliated third parties. D2 purchased four units ($100,00 convertible debt and 30,000 warrants) and Mr. Zizza purchased two units ($50,000 convertible debt and 15,000 warrants). Effective September 15, 2000, we amended certain terms of the convertible bridge notes upon approval of the holders of a majority of the notes concerning changes to the conversion procedure and amended exercise prices on the Bridge Warrants. Effective February 24, 2001, we further amended certain terms of the convertible bridge notes upon approval of the holders of a majority of the notes concerning changes to the conversion procedure and maturity date and amended the call price and exercise prices on the Bridge Warrants.

     On June 8, 2001, we completed private placement offerings of $2,565,125 consisting of $2,527,218 in short term convertible debt and $37,906 for the purchase of 758,138 warrants exercisable at $1.50 per share until December 31,

2005. Salvatore Zizza, Andrew Gould and Joseph Wright each participated in this offering on the same terms as unaffiliated third parties. Messrs. Zizza and Wright each purchased convertible notes of $98,552 and 29,550 warrants. Mr. Gould purchased a convertible note of $7,882 and 2,363 warrants.

     Directors and officers were issued options and warrants as disclosed in Executive Compensation, above.

TRANSACTIONS EFFECTIVE SEPTEMBER 6, 2001

     The following transactions occurred effective on September 6, 2001:

     (a) Severance Agreements. We entered into severance agreements with Jon Northrop and the only other employee that remained in our Denver, Colorado office. As a result, we no longer have any employees in Denver and substantially all of our business operations are conducted out of our office in New York City, although we will continue to have a small office in Denver which will be used by Mr. Northrop in his capacity as our consultant.

     (b) Restructuring of Notes to Related Parties and Cancellation of Options and Warrants. We have amended the terms of certain notes that we owe to certain related parties and have cancelled certain outstanding options and warrants held by them. The accrued amounts due under notes that we amended are as follows:

                                     Amount of Accrued Debt
     Holder                       (Accrued to November 1, 2001)
     ------                       -----------------------------

     Jon Northrop                            $  337,466
     Jere Northrop                           $  297,531
     Harley Northrop                         $  397,865
     Northrop Family Trust                   $  136,150
     Edward A. Hennig                        $  159,173
     M. Duane Stutzman                       $  181,106
     William J. Crossetta                    $  279,000
     S. Craig Scott                          $   49,804
     Dublin Holding Ltd.                     $3,682,944
     Mark Smith Rollover IRA                 $  393,556
     Kelly Smith Rollover IRA                $  339,870
                                             ----------
          TOTAL                              $6,254,465

     The provisions of the agreements vary for each debt holder, with cancellations of certain options and warrants. All of the subject debt is convertible to shares of our Common stock or before April 29, 2002, subject to certain conditions precedent.

     (c) Mark Smith Agreements.

         - Mark Smith and certain entities related to him which own shares of our Common stock (the "Smith Shares") entered into a voting agreement that gives David Mitchell, our President and CEO, the power to vote all of the Smith Shares as to most matters, but Mr. Smith will still have the right to vote the Smith Shares with respect to a sale of substantially all of our assets or a merger. The voting agreement is purely contractual and is not a formal voting trust.

         - In addition, Mr. Smith and certain entities that he controls entered into a separate agreement with us which imposes certain restrictions on the sale and transfer of the Smith Shares and amends the respective terms of five convertible promissory notes payable to Dublin Holding, Ltd, the Mark A. Smith Rollover IRA and the Kelly Smith Rollover IRA to provide that all five of these notes will be automatically and fully converted (with all principal and accrued interest calculated as if they had been held to maturity) into shares of our Common stock upon the conversion of our outstanding Convertible Bridge Notes and 2001 Convertible Notes at a conversion rate equal to the lesser of (i) $1.80 per share or (ii) the conversion price of our outstanding Convertible Bridge Notes and 2001 Convertible Notes.

     (d)  D2CO, LLC Agreements.

     We entered into an agreement with D2CO, LLC, Southview, Inc. and Atlantic Partners, LLC, all of which are affiliates of David Mitchell, our President and CEO (collectively, "D2") in which, among other things, we agreed to:

          - provide that certain compensation to D2 be paid in a deferred manner as set forth in an exhibit to the agreement;

          - be a party to the voting agreement that gives David Mitchell the power to vote all of the Smith Shares as to most matters;

          - release Jon Northrop from the restrictions related to the sale of shares of our Common stock owned by him that are contained in the Shareholders Agreement dated December 23, 1999, as amended; and

          - amend the SV1 and SV2 Warrants held by D2 so that upon earlier of
            (i) completion of financing or series of financings large enough to "trigger" the conversion of Bion's outstanding Bridge Notes and 2001 Convertible Notes (collectively "CV Notes") into Bion Common stock; or (ii) conversion of the CV Notes into Bion Common Stock on April 29, 2002, the outstanding Class SV1 and SV2 Warrants owned by D2 will be adjusted ("Adjusted Warrants") so that D2 owns Adjusted Warrants to purchase a number of shares of Bion Common stock equal to 20% of the "fully-diluted" outstanding shares, calculated by including (i) the Adjusted Warrants, (ii) the securities issued in the conversion of the CV Notes and other notes, (iii) the securities issued in connection with the subject financing, and (iv) other outstanding options, warrants and/or convertible promissory notes which are exercisable or convertible, as applicable, at a price equal to or lower than the exercise price of the Adjusted Warrants, which Adjusted Warrants will have the same expiration date as the current SV1 and SV2 Warrants and will have an exercise price equal to the lower of $1.00 per share or the conversion price of the CV Notes; provided, however, that for purposes of calculating the number of Adjusted Warrants, no securities outstanding related to any portion of a financing aggregating greater than $10,000,000 will be included in the calculation. As partial consideration for our agreeing to the adjustment to the warrants, Southview agreed to extend the term of the outstanding promissory note (with an accrued balance of $521,039.81 as of July 31, 2001)so that such promissory note could be repaid from the proceeds of a new financing.

TRANSACTIONS EFFECTIVE JANUARY 15, 2002

     The following transactions occurred effective January 15, 2002 or shortly thereafter:

     (a) Acquisition of Centerpoint. On January 15, 2002, Bion issued 19,000,000 shares of our restricted common stock to Centerpoint Corporation, a publicly held Delaware corporation ("Centerpoint"), that has not been current in its filings with the Securities and Exchange Commission since it ceased business activities after the sale of its motorcycle business approximately two years ago, in exchange for approximately $8.5 million in cash and the assignment of certain claims and other rights owned by Centerpoint. The 19,000,000 shares currently held by Centerpoint represent approximately 36.2% of our currently outstanding common stock. Immediately upon consummation of the transaction with Centerpoint, we purchased a 57.7% majority interest in Centerpoint from its Italian parent, OAM, S.p.A. ("OAM") by issuing 1,000,000 additional shares to OAM, a warrant to purchase an additional 1,000,000 shares, paying $3.7 million of the cash and reassigning all of the other assets that we obtained from Centerpoint.

     As a net result of these two transactions, we obtained $4.8 million in cash and own a majority of Centerpoint's currently issued and outstanding shares. During 2002, we intend to file a registration statement to allow Centerpoint to distribute to its stockholders the 19 million shares that we issued to it in connection with the financing. We expect the distribution to occur during the second half of calendar 2002. When that distribution occurs, approximately 11 million of our shares will be distributed back to us and cancelled. After we cancel these shares, the two transactions will have resulted in a net increase of approximately 9 million of our issued and outstanding shares, which includes one million shares issued by us to OAM as partial consideration for our obtaining control of Centerpoint.

     Centerpoint had owned the Moto Guzzi motorcycle business which it sold in August 2000. Since that time it had been seeking an investment opportunity for the cash it received from the sale.

     Other than seeking an investment opportunity, Centerpoint has been inactive since August 2000. After giving effect to the January 15, 2002 transactions, Centerpoint's primary asset is 19,000,000 shares of our common stock. Centerpoint plans to distribute the 19,000,000 shares to its shareholders upon effectiveness of a registration statement to be filed with the Securities and Exchange Commission. Centerpoint currently has only minimal cash, no other significant assets and no business operations. Centerpoint does continue to hold 35% of the rights to a litigation claim and an escrow account which are carried on Centerpoint's books at no value.

     David J. Mitchell, our CEO and a Director, is also a founder, stockholder and option holder of Centerpoint, and currently serves as its President and a director. Bill Speir, who was a director of Centerpoint prior to January 25, 2002, also serves on our advisory board. Prior to this transaction, Howard Chase, who became a director of Bion on January 21, 2002, served on the board of directors of Centerpoint. Effective January 15, 2002, however, he resigned his position as a director of Centerpoint.

     (b) Changes in Capitalization as a Result of Centerpoint Transactions. The transactions involving Centerpoint caused the automatic conversion of more than $14.2 million in outstanding convertible debt which will result in our issuance of slightly in excess of 19 million additional shares of our Common stock. All of this debt was automatically converted into shares of our Common stock in accordance with the terms of the various debt instruments at a conversion rate of $0.75 per share, which is the same price for which we sold shares to Centerpoint. Salvador Zizza (a Director), Andrew Gould (a Director), Jere Northrop (a Director), Mark Smith, his wife and entities related to him, D2 and D2 Trust(both of which entities are affiliates of David Mitchell, our CEO and Director) owned convertible debt instruments that were converted into shares of our Common stock as a result of the transaction with Centerpoint. The following table sets forth the amounts of principal and interest converted and the number of shares issued to these persons:

                                        Amount of Prin-       Number of
              Name                    cipal and Interest      of Shares
              ----                    ------------------      ---------

Salvatore Zizza                          $  163,839              218,453
Andrew Gould                             $    8,350               11,134
Jere Northrop                            $  504,461              672,616
Mark Smith:
   Mark A. Smith Rollover IRA            $  393,567              524,743
   Kelly Smith Rollover IRA              $  339,870              453,161
   Dublin Holding                        $3,682,944            4,910,593
David Mitchell:
   D2Co., LLC                            $  395,493              527,326
   Trust for D2Co., LLC                  $  270,477              360,636

     As a result of these transactions and the repayment of debt to our affiliates from the proceeds, we are now debt-free (with the exception of trade payables), have 52,671,128 shares outstanding (including the approximately 11 million shares that will be returned to us for cancellation as a Centerpoint stockholder when the shares we issued to Centerpoint are distributed) and have in excess of $3.5 million in cash.

     (c) Restructuring of Warrants. As a result of the transactions involving Centerpoint, effective January 15, 2002 we amended the terms of our J Warrants pursuant to existing agreements as follows:

     - the exercise price was changed to $.60 and the call price was changed to $1.40.

     - the terms of the J Warrants issued to brokers as compensation in connection with our 2000 Convertible Bridge Note private placement were changed to an exercise price of $.75 with a call price of $1.50.

Certain of our affiliates hold J Warrants. In particular, Salvatore Zizza (a Director) holds J Warrants to purchase 44,550 shares; Andrew Gould (a Director) holds J Warrants to purchase 2,363 shares; and D2Co., LLC (which is controlled by David Mitchell, our CEO and a Director) holds J Warrants to purchase 30,000 shares.

     (d) D2 Co., LLC Agreements. As a result of the transactions involving Centerpoint, effective January 15, 2002, in accordance with the terms of an existing agreement with D2CO, LLC, Southview, Inc. and Atlantic Partners, LLC, all of which are affiliates of David Mitchell, our President and CEO (collectively, "D2"), we amended the SV1 and SV2 Warrants held by D2 so that warrants now provide for the purchase, in the aggregate, of 10,373,427 shares of our common stock at a purchase price of $.75. All other terms of the SV1 and SV2 Warrants remain the same.

     (e) Modification of Certain Options Held by Employees and Directors. Effective January 15, 2002, all of the options having an exercise price in excess of $1.50 per share that are held by fourteen of our employees and two of our Directors, Zizza and Gould, were reduced to $1.10 per share. As a result, we reduced the exercise price of options to purchase an aggregate of 636,725 shares.

     (f) New Options Issued to Directors and Shares Issued to Employees. On January 21, 2002, we issued the following options to our Directors and shares to our employees:

     - Mark Smith (a former Director, received an option to purchase 25,000 shares at an exercise price of $1.10 per share until December 31, 2004;

     - Jere Northrop, a Director, received an option to purchase 25,000 shares at an exercise price of $1.10 per share until December 31, 2003; and


     - The 100,000 "J" Warrants held by Sal Zizza, a Director, were can-celled and he was issued an option to purchase 100,000 shares under our Incentive Plan at an exercise price of $1.10 until December 31, 2004.

     - We granted employee bonuses to fifteen of our employees in the aggregate amount of $112,650, all of which were paid in shares of our Common stock valued at $1.25 per share.

     All past and future and ongoing transactions with affiliates are and will be on terms which our management believes are no less favorable than could be obtained from non-affiliated parties. All future and ongoing loans to our affiliates, officials and shareholders will be approved by the majority vote of disinterested directors.

                         REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee presently consists of Salvatore J. Zizza, who is independent (as defined in Section 121(A) of the American Stock Exchange listing standards). The Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Audit Committee did not have any formal meetings in fiscal 2001, but the Chair of the Audit Committee had four
(4) telephone meetings with the Company's Principal Accounting Officer and independent accountants.


     The Company's outside independent public accountants, BDO Seidman, LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit

Committee with the Company's independent public accountants under Statement on Auditing Standards 61, as amended by SAS 90. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent public accountants have full and free access to the Audit Committee.

     The Audit Committee discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants' independence required by the Independence Standard Board Standard No. 1.

     The Audit Committee discussed with the Company's independent public accountants the overall scope and plans of the audit. The Audit Committee met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of BDO Seidman, LLP to serve as the Company's independent public accountants for the fiscal year ending June 30, 2002.

          MEMBERS OF THE AUDIT COMMITTEE

             Salvatore J. Zizza


                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of BDO Seidman, LLP, audited the financial statements of the Company for the year ended June 30, 2001, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of BDO Seidman, LLP, the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of BDO Seidman, LLP, will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. The fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements for the year ended June 30, 2001, and for the reviews of the financial statements included in the Company's Form 10-QSB's during the last fiscal year amounted to $105,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The independent auditors did not provide professional services during the fiscal year ended June 30, 2001 relating to financial information systems design and implementation.

     ALL OTHER FEES. The fees billed by the independent auditors during the fiscal year ended June 30, 2001, for non-audit services rendered amounted to $10,000. These services consisted of corporate income tax preparation. The Audit Committee has considered the other fees paid to BDO Seidman, LLP and concluded that they do not impair the independence of BDO Seidman, LLP.

                         APPROVAL OF 2002 INCENTIVE PLAN

     The Board of Directors adopted the 2002 Incentive Plan (the "2002 Plan") on January 21, 2002, subject to approval by the Company's shareholders at the Annual Meeting.

PURPOSE OF THE 2002 PLAN

     The purpose of the 2002 Plan is to enable the Company to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The 2002 Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with flexibility in key employee and executive compensation. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, phantom stock, restricted stock, stock bonuses and cash bonuses. The 2002 Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in employment.

DESCRIPTION OF THE 2002 PLAN

     GENERAL. The following general description of certain features of the 2002 Plan is qualified in its entirety by reference to the 2002 Plan, which is attached as Exhibit B. Subject to adjustment as provided in the 2002 Plan, the number of shares of Common stock that may be issued or transferred, plus the amount of shares of Common stock covered by outstanding awards granted under the 2002 Plan, shall not in the aggregate exceed 3,000,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, Directors and key employees of and consultants and advisors to the Company may be selected by the Board of Directors to receive benefits under the 2002 Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The 2002 Plan authorizes the granting of options to purchase shares of Common stock, stock appreciation rights ("SARs"), limited subscription rights ("LSARs"), phantom stock, restricted shares, stock bonuses and cash bonuses. The terms applicable to these various types of awards, including those terms that may be established by the Board of Directors when making or administering particular awards, are set forth in detail in the 2002 Plan.

     TRANSFERABILITY OF AWARDS. Except as may be limited by the Board of Directors at the time of grant, and except for Restricted Stock, awards granted under the 2002 Plan may be transferred or assigned to others. The transfer of options and other awards could have the effect of reducing the incentive effect of the award to the extent that after a transfer the holder may not have any direct relationship with us.

     OPTIONS. The Board of Directors may grant Options that entitle the optionee to purchase shares of Common stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, or (ii) by the transfer to the Company of shares of Common stock that are already owned by the optionee and have a value at the time of exercise equal to the option price. In addition, at the time of grant the Board of Directors may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common stock equal in value to the Fair Market Value per share at the date of surrender less than the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

     Options granted under the 2002 Plan may be Options that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Options that are not intended to so qualify. The 2002 Plan permits the granting of incentive stock options or nonqualified stock options at the discretion of the Board of Directors.
The exercise price for nonqualified stock options granted may not be less than the fair market value per share of Common stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common stock on the date of grant. All ISOs granted must be exercised within ten years of grant, except that ISOs granted to 10% or more shareholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

     The Board of Directors may specify the conditions, including as and to the extent determined by the Board of Directors, the period or periods of continuous employment of the optionee by the Company or any subsidiary that are necessary before the Options will become exercisable. The 2002 Plan also provides that in the event of a change in control of the Company or other similar transaction or event, each Option granted under the 2002 Plan shall become fully and immediately exercisable.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights ("SARs")granted under the 2002 Plan may be either freestanding or granted in tandem with an Option. Limited Stock Appreciation Rights ("LSARs") may only be granted in connection with the grant of an Option and may only be exercisable in the event of a change in control in lieu of exercising the Option. SARs and LSARs represent the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common stock in the case of a free-standing SAR, or the option price of the related Options in the case of a tandem SAR or LSAR, and the market value of the Common stock on the date of exercise of the SAR or LSAR. Tandem SARs may only be exercised at a time when the related Option Right is exercisable, and the exercise of a tandem SAR requires the surrender of the related Option Right for cancellation. A free-standing SAR must specify the conditions that must be met before the SAR becomes exercisable and may not be exercised more than 10 years from the date of grant.

     PHANTOM STOCK. The Board of Directors may grant shares of Phantom Stock under the 2002 Plan pursuant to an agreement approved by the Board of Directors which provides for vesting conditions it deems appropriate. Upon vesting of a share of Phantom Stock the participant will receive in cash a sum equal to the fair market value of a share of Common stock on the date of vesting plus an amount of cash equal to the aggregate amount of cash dividends paid on each share of the Company's Common stock commencing on the date of grant of the Phantom Stock. In the event of a change in control, all shares of unvested Phantom Stock outstanding shall become immediately vested.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common stock in consideration of the performance of services or, as and to the extent determined by the Board of Directors, the achievement of certain performance criteria. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Board of Directors may determine. In the event of a change in control, unvested Restricted Stock shall become immediately vested.

     STOCK BONUSES. The Board of Directors may grant Stock Bonuses under the 2002 Plan in such amounts as it shall determine from time to time. Stock Bonuses shall be paid at such times and subject to the conditions the Board of Directors determines at the time of the grant.

     CASH BONUSES. Subject to the provisions of the Plan, the Board of Directors may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable after the date on which a Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Board of Directors shall determine. However, in no event shall the amount of a Cash Bonus exceed 50% of the fair market value of the related shares of Restricted Stock or Stock Bonus.

     ADJUSTMENTS. The maximum number of shares of Common stock that may be issued or transferred under the 2002 Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

     ADMINISTRATION AND AMENDMENTS.   The 2002 Plan is administered by the
Board of Directors. In connection with its administration of the 2002 Plan, the Board of Directors is authorized to interpret the 2002 Plan and related agreements and other documents. The Board of Directors may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 2002 Plan. The Board of Directors may, with the concurrence of the affected participant, cancel any agreement evidencing an award granted under the 2002 Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of a new award under the 2002 Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 2002 Plan had the canceled award not been granted.

     The 2002 Plan may generally be amended from time to time by the Board of Directors, but without further approval by the shareholders of the Company, except that no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may increase the aggregate number of shares that may be issued under the 2002 Plan.

     TAX CONSEQUENCES TO THE COMPANY. To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     No options or awards have been granted under the 2002 Plan. The future benefits or amounts that would be received under the 2002 Plan by Executive Officers, Directors and non-executive officer employees are discretionary and are therefore not determinable at this time.

     VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the 2002 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                       PROPOSED REVERSE STOCK SPLIT

     The Board of Directors has proposed, subject to shareholder approval, a 1 for 3.5 reverse split of the outstanding shares of the Company's Common stock. There are presently 52,671,128 shares outstanding, and the reverse split would therefore reduce this number to approximately 15,049,000 shares. No fractional shares would be issued and instead a whole share would be issued to any shareholder entitled to a fraction of a share.


     The reverse stock split is being proposed in connection with the Company's application to list its Common stock on the American Stock Exchange. One of the requirements for listing on the American Stock Exchange is that the stock be trading at a price of at least $3.00 per share. During the last six months the Company's Common stock has been trading in the range of $.70 to $1.75 per share.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to pursue a listing on the American Stock Exchange to provide greater exposure for the Company in the investment community and to provide greater liquidity for the Company's shareholders.



     In the event that the reverse stock split is not approved by the Company's shareholders, it is likely that the Company's Common stock will not be accepted for listing on the American Stock Exchange. Even if the reverse stock split is approved, there can be no assurance that the Company's application for listing will be accepted. If the application is not accepted, it is expected that the Company's Common stock will continue to be quoted on the OTC Bulletin Board.


     If the reverse stock split is approved, it will not occur until the Company receives approval of its listing application by the American Stock Exchange. If we are advised by the American Stock Exchange that the Company's application for listing will not be approved, then the reverse stock split will not occur.

     It is anticipated that the reverse stock split would become effective approximately ten days after the Company receives approval of its listing application by the American Stock Exchange.

     A reverse stock split has no federal income tax consequences in that it is a non-taxable distribution of the Company's stock under Section 305 of the Internal Revenue Code. A shareholder's basis in each 3.5 shares held before the reverse split will become the basis in one share after the reverse split.

     Shareholders who, after the reverse split, would hold less than 100 shares of the Company's Common Stock may have difficulty in selling their shares, or have to pay additional expenses or commissions when selling their shares.

              VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the proposed reverse stock split.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.



                               OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
               FOR THE ANNUAL MEETING TO BE HELD IN MARCH 2003

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in March 2003 must be received at the offices of the Company, 18 East 50th Street, 10th Floor, New York, New York 10022, a reasonable amount of time prior to the meeting in order to be included in the Company's proxy statement and proxy relating to that meeting.


                                    DAVID J. MITCHELL, PRESIDENT

New York, New York
March 5, 2002

                                  EXHIBIT A

                      BION ENVIRONMENTAL TECHNOLOGIES, INC.

                            AUDIT COMMITTEE CHARTER


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Bion Environmental Technologies, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of two or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the Nasdaq Stock Market (Nasdaq) then in effect. The members of the Committee will be elected annually at the annual meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least once annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management, and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following:

    * The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

    * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

    * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

    * Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                EXHIBIT B

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
                    -------------------------------------

                           2002 INCENTIVE PLAN
                           -------------------

1.   Purpose of the Plan

     The purpose of this Bion Environmental Technologies, Inc. 2002 Incentive Plan ("Plan") is to create shareholder value. To do so, the Plan provides incentives to selected employees and directors of the Company and its Subsidiaries, and selected non-employee consultants and advisors to the Company and its Subsidiaries, who contribute, and are expected to contribute, materially to its success. The Plan also provides a means of rewarding outstanding performance and enhances the interest of such persons in the Company's success and development by providing them a proprietary interest in the Company. Further, the Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the success and development of the Company.

2.   Definitions

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Bion Environmental Technologies, Inc.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, for purposes of the Plan, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in an act or acts which could reasonably be expected to cause injury to the Company or are contrary to the best interests of the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

     (d)     "Change in Control" shall mean:

          (i) the acquisition at any time by a"person" or "group" (as that term is used in Sections 13(d)and 14(d)(2) of the Exchange Act) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 60% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

           (ii) the termination of service as directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;

           (iii) approval by the shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company; or

           (iv) approval by the shareholders of the Company of any merger, consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger, consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger, consolidation or statutory share exchange;

          provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Common Shares" shall mean Bion Environmental Technologies, Inc. common shares, no par value per share.

     (g) "Company" shall mean Bion Environmental Technologies, Inc., a Colorado corporation, and each of its Subsidiaries.

     (h) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (j) The "Fair Market Value" of Common Shares with respect to any day shall be (i) the closing sales price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board of Directors. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Board of Directors in its absolute discretion.

     (k) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (m) "Issue Date" shall mean the date established by the Board of Directors on which certificates representing shares of Restricted Stock shall be issued by Bion Environmental Technologies, Inc. pursuant to the terms of
Section 10(d) hereof.

     (n) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (o) "Non-Employee Participant" shall mean a Participant who is not an employee of the Company.

     (p) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (q) "Option" shall mean an option to purchase Common Shares of Bion Environmental Technologies, Inc. granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

     (s) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (t) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of Common Shares of Bion Environmental Technologies, Inc., which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

     (u) "Plan" shall mean the Bion Environmental Technologies, Inc. 2002 Incentive Plan, as it may be amended from time to time.

     (v) "Restricted Stock" shall mean a Common Share which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

     (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     (y) "Stock Bonus" shall mean a grant of a bonus payable in Common Shares pursuant to Section 12 hereof.

     (z) "Subsidiary" shall mean any corporation in which at the time of reference Bion Environmental Technologies, Inc. owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

    (aa) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

    (bb) "Vesting Date" shall mean the date established by the Board of Directors on which a share of Restricted Stock or Phantom Stock may vest.

    (cc) "Bion Environmental Technologies, Inc." shall mean Bion Environmental Technologies, Inc., a Colorado corporation, and its successors.

3.   Stock Subject to the Plan

     Under the Plan, the Board of Directors may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock, (vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses; provided, however, that grants under the Plan to non-employee directors of the Company shall be made by the Board of Directors. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Board of Directors shall be deemed to refer to the Board of Directors.

     Subject to adjustment as provided in Section 14 hereof, the Board of Directors may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of Common Shares that in the aggregate does not exceed 3,000,000 shares. The maximum number of Common Shares for which Incentive Awards, including Incentive Stock Options, may be granted to any one Participant shall not exceed 500,000 shares in any one calendar year; and the total of all cash payments to any one Participant pursuant to the Plan in any calendar year shall not exceed $500,000. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the Common Shares subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

     Common Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Board of Directors, and Bion Environmental Technologies, Inc. hereby reserves 3,000,000 Common Shares for issuance pursuant to the Plan.

4.   Administration of the Plan

     The Plan shall be administered by the Board of Directors. The Board of Directors shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Board of Directors shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Board of Directors shall be final and binding on all parties.

     The Board of Directors may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Board of Directors may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Board of Directors for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Board of Directors specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors.

     No member of the Board of Directors shall be liable for any action, omission, or determination relating to the Plan, and Bion Environmental Technologies, Inc. shall indemnify and hold harmless each member of the Board of Directors and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   Eligibility

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees, officers, and directors of the Company and non-employee consultants and advisors to the Company, as the Board of Directors shall select from time to time.

6.   Options

     Subject to the provisions of the Plan, the Board of Directors may grant Options, which Options shall be evidenced by agreements in such form as the Board of Directors shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a)     Identification of Options

             All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

     (b)     Exercise Price

             The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Board of Directors shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of Common Shares on the date on which such Incentive Stock Option is granted.

     (c)     Term and Exercise of Option

            (1) Each Option shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Board of Directors on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Option. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to Bion Environmental Technologies, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for Common Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Board of Directors, in Common Shares owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such shares to the Secretary of Bion Environmental Technologies, Inc., duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Bion Environmental Technologies, Inc. shall require from time to time.

            (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Bion Environmental Technologies, Inc. to deliver the Common Shares subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

            (5) Certificates for Common Shares purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

     (d)     Limitations on Grant of Incentive Stock Options

            (1) The aggregate Fair Market Value of Common Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Bion Environmental Technologies, Inc. as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Common Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Bion Environmental Technologies, Inc. or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Common Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)     Effect of Termination of Employment

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than retirement at age 60 or later, Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) In the event that the employment of a Participant with the Company shall terminate on account of the retirement at age 60 or later, Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

            (4) In the event that a Non-Employee Participant ceases to provide services to the Company, all Options granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (f)     Acceleration of Exercise Date Upon Change in Control

             Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.   Limited Stock Appreciation Rights

     The Board of Directors may grant in connection with any Option granted hereunder one or more LSARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Board of Directors shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     (a)     Benefit Upon Exercise

            (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

            (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of Common Shares shall entitle the

Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)     Term and Exercise of LSARs

            (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of
Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

            (2) The exercise of an LSAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of Common Shares, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

            (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such LSAR. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

            (4) An LSAR shall be exercised by delivering notice to Bion Environmental Technologies, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of Common Shares with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.   Tandem Stock Appreciation Rights

     The Board of Directors may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Board of Directors shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     (a)     Benefit Upon Exercise

             The exercise of a Tandem SAR with respect to any number of Common Shares shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)     Term and Exercise of Tandem SAR

            (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) Notwithstanding the first sentence of Paragraph 8(b)(1) hereof, the Board of Directors may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Board of Directors, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Board of Directors, to be subject to such Section 16(b).

            (3) The exercise of a Tandem SAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of Common Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Common Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

            (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Tandem SAR. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

            (5) A Tandem SAR shall be exercised by delivering notice to Bion Environmental Technologies, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of Common Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.   Stand-Alone Stock Appreciation Rights

     Subject to the provisions of the Plan, the Board of Directors may grant Stand-Alone SARs, which Stand-Alone SARs shall be evidenced by agreements in such form as the Board of Directors shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a)     Exercise Price

             The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Board of Directors at the time of the grant of such Stand-Alone SAR.

     (b)     Benefit Upon Exercise

             The exercise of a Stand-Alone SAR with respect to any number of Common Shares prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of Common Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in connection with such Change in Control and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

     (c)     Term and Exercise of Stand-Alone SARs

            (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Board of Directors and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Stand-Alone SAR. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

            (3) A Stand-Alone SAR shall be exercised by delivering notice to Bion Environmental Technologies, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of Common Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

     (d)     Effect of Termination of Employment

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than retirement at age 60 or later, Cause, Disability or death, (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

            (2) In the event that the employment of a Participant with the Company shall terminate on account of the retirement at age 60 or later, Disability or death of the Participant, (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

            (4) In the event that a Non-Employee Participant ceases to provide services to the Company, all Stand-Alone SARs granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (e)     Acceleration of Exercise Date Upon Change in Control

             Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Restricted Stock

     Subject to the provisions of the Plan, the Board of Directors may grant shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Board of Directors shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a)     Issue Date and Vesting Date

             At the time of the grant of shares of Restricted Stock, the Board of Directors shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Board of Directors may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

     (b)     Conditions to Vesting

             At the time of the grant of shares of Restricted Stock, the Board of Directors may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Board of Directors at the time of the grant of such shares.

     (c)     Restrictions on Transfer Prior to Vesting

             Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d)     Issuance of Certificates

             (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Bion Environmental Technologies, Inc. shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Bion Environmental Technologies, Inc. shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                     "The transferability of this certificate and the shares of stock represented hereby is subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Bion Environmental Technologies, Inc. 2001 Incentive Plan and an Agreement entered into between the registered owner of such shares and Bion Environmental Technologies, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Bion Environmental Technologies, Inc. Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof."

             (2) Each certificate issued pursuant to Paragraph 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)     Consequences Upon Vesting

             Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Bion Environmental Technologies, Inc. shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

      (f)    Effect of Termination of Employment

             (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Board of Directors at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Board of Directors with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

             (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

             (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Restricted Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (g)     Effect of Change in Control

             Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

11.  Phantom Stock

     Subject to the provisions of the Plan, the Board of Directors may grant shares of Phantom Stock. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Board of Directors shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a)     Vesting Date

             At the time of the grant of shares of Phantom Stock, the Board of Directors shall establish a Vesting Date or Vesting Dates with respect to such shares. The Board of Directors may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)     Benefit Upon Vesting

             Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a Common Share of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a Common Share of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)     Conditions to Vesting

             At the time of the grant of shares of Phantom Stock, the Board of Directors may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Board of Directors at the time of the grant of such shares.

     (d)     Effect of Termination of Employment

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Board of Directors at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Board of Directors with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Phantom Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (e)     Effect of Change in Control

             Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

12.  Stock Bonuses

     Subject to the provisions of the Plan, the Board of Directors may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Board of Directors shall determine at the time of the grant of such Stock Bonus. Certificates for Common Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.  Cash Bonuses

     Subject to the provisions of the Plan, the Board of Directors may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Board of Directors shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed 50% of the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Board of Directors shall determine at the time of the grant of such Cash Bonus.

14.  Adjustment Upon Changes in Common Shares

     (a)     Shares Available for Grants

             In the event of any change in the number of Common Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Common Shares with respect to which the Board of Directors may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Board of Directors. In the event of any change in the number of Common Shares outstanding by reason of any other event or transaction, the Board of Directors may, but need not, make such adjustments in the number and class of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Board of Directors may deem appropriate.

      (b)     Outstanding Restricted Stock and Phantom Stock

              Unless the Board of Directors in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as the result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

              The Board of Directors may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Board of Directors may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Increases or Decreases in Issued Shares Without Consideration

              Subject to any required action by the shareholders of Bion Environmental Technologies, Inc., in the event of any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares), the Board of Directors shall proportionally adjust the number of Common Shares subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per Common Share of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (d) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Mergers

              Subject to any required action by the shareholders of Bion Environmental Technologies, Inc., in the event that Bion Environmental Technologies, Inc. shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Common Shares receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Common Shares subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Other Transactions

             In the event of (i) a dissolution or liquidation of Bion Environmental Technologies, Inc., (ii) a sale of all or substantially all of Bion Environmental Technologies, Inc.'s assets, (iii) a merger or consolidation involving Bion Environmental Technologies, Inc. in which Bion Environmental Technologies, Inc. is not the surviving corporation or (iv) a merger or consolidation involving Bion Environmental Technologies, Inc. in which Bion Environmental Technologies, Inc. is the surviving corporation but the holders of Common Shares receive securities of another corporation and/or other property, including cash, the Board of Directors shall, in its absolute discretion, have the power to:

           (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR and Tandem SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each Common Share subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

           (ii) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Board of Directors in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

     (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Other Changes

             In the event of any change in the capitalization of Bion Environmental Technologies, Inc. or corporate change other than those specifically referred to in Section 14(c), (d) or (e) hereof, the Board of Directors may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Board of Directors may consider appropriate to prevent dilution or enlargement of rights.

     (g)     No Other Rights

             Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Bion Environmental Technologies, Inc. or any other corporation. Except as expressly provided in the Plan, no issuance by Bion Environmental Technologies, Inc. of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of Common Shares subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.  Rights as a Shareholder

     No person shall have any rights as a shareholder with respect to any Common Shares covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.  No Special Employment Rights; No Right to Incentive Award

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Board of Directors' granting of an Incentive Award to a Participant at any time shall neither require the Board of Directors to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Board of Directors from making subsequent grants to such Participant or any other Participant or other person.

17.  Securities Matters

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any Common Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Board of Directors may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Incentive Award, or action by the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

18.  Withholding Taxes

     (a)     Cash Remittance

             Whenever Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

     (b)     Stock Remittance

             At the election of the Participant, subject to the approval of the Board of Directors, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of Common Shares determined by such Participant, the Fair Market Value of which at the tender date the Board of Directors determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c)     Stock Withholding

             At the election of the Participant, subject to the approval of the Board of Directors, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Board of Directors determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

19.  Amendment of the Plan

     The Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Plan. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Plan from the exemption provided by

Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

20.  No Obligation to Exercise

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.  Nontransferability

     Unless the Board of Directors provides otherwise, (i) no right or interest of a Participant in any Incentive Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary, and
(ii) no Incentive Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

22.  Expenses and Receipts

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23.  Suspension or Termination of Incentive Award

     In addition to the remedies of the Company elsewhere provided for herein, if the Board of Directors reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Board of Directors may suspend the Participant's rights to exercise any Incentive Award pending a determination by the Board of Directors. If the Board of Directors determines a Participant has committed an act of misconduct, including, but not limited to, embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, induces any principal for whom the Company acts as agent to terminate such agency relationship, or has failed to comply with the terms and conditions of the Plan or any agreement executed by such Participant evidencing an Incentive Award, unless such failure has been remedied by such Participant within 10 days after having been notified of such failure by the Board of Directors, neither the Participant nor his or her estate, executors, administrators, or heirs, shall be entitled to exercise any Incentive Award whatsoever. In making such determination, the Board of Directors shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Board of Directors.

24.  Code Section 162(m).

     The Board of Directors, in its sole discretion, may require that one or more Incentive Awards contain provisions which provide that, in the event
Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Incentive Award under the Plan, a Participant's receipt of the portion of such Incentive Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

25.  Effective Date of Plan

     The Plan shall be effective as of January 21, 2002.

P R O X Y
                     BION ENVIRONMENTAL TECHNOLOGIES, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints David J. Mitchell with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Bion Environmental Technologies, Inc. (the "Company") held of record by the undersigned on February 25, 2002, at the Annual Meeting of Shareholders to be held on April 4, 2002, or any adjournment thereof.


    1.   Election of Directors:

         [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

                David J. Mitchell                Salvatore J. Zizza
                Jere Northrop                    Andrew G. Gould
                Howard E. Chase

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of BDO Seidman, LLP, as the Company's independent auditors.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3.  The approval of the Company's 2002 Incentive Plan.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4. The approval of a 1 for 3.5 reverse split of the outstanding shares of Common Stock of the Company.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN


     5. To transact such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 2002.
                                  _________________________________________

                                  _________________________________________
                                       Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BION ENVIRONMENTAL TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.